Bear, Stearns & Co. Inc.           TOP6-MN3M                      March 04, 2002
gmahan                            SENSITIVITY                        07:48PM EST
                                                                     Page 1 of 1


                  SETTLE DATE: 3/21/2002 CURVE DATE: 2/27/2002

                                TRANCHE: A1(AAA)
         -------------------------------------------------------------
               PRICE          .00% CPR.YMLO             PREPAY
                                 4.50000                YC_USA
                                  5.700                AVG. LIFE
         -------------------------------------------------------------
         100.235174           5.366                    Yield
                              4.685                    Duration


                                TRANCHE: A2(AAA)
         -------------------------------------------------------------
               PRICE          .00% CPR.YMLO             PREPAY
                                 4.50000                YC_USA
                                  9.708                AVG. LIFE
         -------------------------------------------------------------
         100.514243           5.951                     Yield
                              7.177                     Duration


                                 TRANCHE: B(AA)
         -------------------------------------------------------------
               PRICE          .00% CPR.YMLO             PREPAY
                                 4.50000                YC_USA
                                  9.983                AVG. LIFE
         -------------------------------------------------------------
         100.509313           6.137                     Yield
                              7.262                     Duration


                                  TRANCHE: C(A)
         -------------------------------------------------------------
               PRICE          .00% CPR.YMLO             PREPAY
                                 4.50000                YC_USA
                                  9.983                AVG. LIFE
         -------------------------------------------------------------
         100.530086           6.137                     Yield
                              7.199                     Duration



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.            TOP6-MN4                      March 05, 2002
gmahan                            SENSITIVITY                        09:24AM EST
                                                                     Page 1 of 1


        SETTLE DATE: 3/21/2002 CURVE DATE: 3/4/2002

                     TRANCHE: A1 (AAA)
-------------------------------------------------------------
      PRICE              .00% CPR.YMLO            PREPAY
                            3.40000               YC_USA
                             5.700              AVG. LIFE
-------------------------------------------------------------
100.227892           5.550                      Yield
                     111.5                      AL Spread
                     4.656                      Duration

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.            TOP6-MN5                      March 06, 2002
gmahan                            SENSITIVITY                        04:06PM EST
                                                                     Page 1 of 1


                                             SETTLE DATE: 3/21/2002 CURVE DATE: 3/5/2002

                                                            TRANCHE: C(A)
----------------------------------------------------------------------------------------------------------------------------------
  PRICE      .00% CPR.YMLO       .00% CPR.YMLO            .00% CPR.YMLO              .00% CPR.YMLO             .00% CPR.YMLO
                4.50000            4.50000                   4.50000                    4.50000                   4.50000
                             12L60R100BCDR.PI.LO(24)   12L60R200BCDR.PI.LO(24)   12L60R300BCDR.PI.LO(24)   12L60R400BCDR.PI.LO(24)
                                    10.233                   10.754                     11.764                     13.428
                 9.983
----------------------------------------------------------------------------------------------------------------------------------
100.538291    6.509          6.511                     6.514                     6.521                      6.529
              145.1          144.5                     143.7                     141.9                      138.8
              7.133          7.257                     7.513                     7.980                      8.693

------------------------------------------------------
  PRICE             .00% CPR.YMLO           PREPAY
                       4.50000              YC_USA
                12L60R500BCDR.PI.LO(24)      LOSS
                        15.141             AVG. LIFE
------------------------------------------------------
100.538291      2.902                      Yield
                -227.9                     AL Spread
                8.905                      Duration



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.